UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Matawan Road, 5th Floor
Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01 Other Events.

On April 30, 2018, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing that K. Hovnanian Enterprises, Inc. (“K. Hovnanian”) has amended certain terms of its previously announced private offer to exchange (the “Exchange Offer”) any and all of K. Hovnanian’s $440.0 million outstanding 10.000% Senior Secured Notes due 2022 (the “Existing 2022 Notes”) and $400.0 million outstanding 10.500% Senior Secured Notes due 2024 (the “Existing 2024 Notes”, and together with the Existing 2022 Notes, the “Existing Notes”) for K. Hovnanian’s newly issued 3.0% Senior Notes due 2047 (the “New Notes”) and concurrent solicitation of consents with respect to the Existing 2022 Notes (the “Existing 2022 Notes Consent Solicitation”).

The amendments (1) further extend each of (i) the deadline for tendering Existing Notes (and, if applicable, delivering consents) in order to receive the exchange consideration of $1,400 principal amount of New Notes for each $1,000 principal amount of Existing Notes validly tendered and accepted in the Exchange Offer on the Early Settlement Date (as defined below) (such time and date, as the same may be extended, the “Early Tender Deadline”) and (ii) the deadline for withdrawing tendered Existing Notes (and if applicable, revoking consents) (such time and date, as the same may be extended, the “Withdrawal Deadline”) to 5:00 p.m., New York City time, on May 11, 2018, unless extended, (2) extend the expiration time for the Exchange Offer and the Existing 2022 Notes Consent Solicitation to 8:00 a.m., New York City time, on June 15, 2018, unless extended by K. Hovnanian (such date and time, as the same may be extended, the “Expiration Time”) and (3) provide for an additional condition such that K. Hovnanian will not accept for exchange and will not exchange any Existing Notes validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) after the Early Tender Deadline and at or prior to the Expiration Time if the New Notes that would be issuable on the final settlement date for the Exchange Offer would not be fungible for U.S. federal income tax purposes with the New Notes issued on the early settlement date for the Exchange Offer (the “Tax Fungibility Condition”).

The Exchange Offer and the Existing 2022 Notes Consent Solicitation remain conditioned upon the conditions set forth in the Confidential Offering Memorandum, dated April 6, 2018 (as amended or supplemented to the date hereof), and in the related Letter of Transmittal and Consent, and, other than as previously amended on April 13, 2018, April 19, 2018 and April 23, 2018 and the amendments described above (including the addition of the Tax Fungibility Condition), the other terms and conditions of the Exchange Offer and Existing 2022 Notes Consent Solicitation remain unchanged.

A copy of the press release announcing the amendments to the Exchange Offer and Existing 2022 Notes Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

*      *      *      *

All statements in this Current Report on Form 8-K that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although the Company believes that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated April 30, 2018, announcing amendments to the Exchange Offer and Existing 2022 Notes Consent Solicitation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name:	Michael Discafani
Title:	Vice President, Corporate Counsel and Secretary

Date: April 30, 2018